UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018 (May 9, 2018)

EV Energy Partners, L.P.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20–4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651–1144

 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 2, 2018, EV Energy Partners, L.P. (the “Company”) filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

As previously disclosed, on April 3, 2018, the Company received a letter (the “Notification Letter”) from the listing qualifications department staff of the NASDAQ Stock Market (“NASDAQ”) notifying the Company that in accordance with NASDAQ Listing Rules 5101, 5110(b), and IM5101-1, the staff of NASDAQ has determined that Company’s common units representing limited partner interests (“common units”) will be delisted from NASDAQ at the opening of business on April 12, 2018, and a Form 25-NSE will be filed with the Securities and Exchange Commission, unless the Company requests an appeal of the determination.

Following receipt of the Notification Letter, the Company requested an appeal of the determination of the NASDAQ staff, which appeal stayed the Company’s delisting and the filing of the Form 25-NSE pending the appeal. Given the continued listing requirements and the expected composition of the Company’s Board of Directors post-Chapter 11, the Company has now determined to withdraw its appeal of the NASDAQ staff’s determination to delist the Company’s common units. Accordingly, the trading of the Company’s common units on NASDAQ will be suspended at the opening of business on May 11, 2018, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s common units from listing and registration on NASDAQ.

After the Company’s common units are delisted by NASDAQ, they are expected to begin trading on the OTC Pink Market on Friday, May 11, 2018. There is no assurance that the Company will be current in its reporting obligations, that the Company’s common units will commence trading on the OTC Pink Market, that broker-dealers will continue to provide public quotes of the common units or that the trading volume of the common units will be sufficient to provide for an efficient trading market.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: May 10, 2018	By: /s/ NICHOLAS BOBROWSKI
Nicholas Bobrowski
Chief Financial Officer of EV Management LLC,
General partner of EV Energy GP, L.P.,
General partner of EV Energy Partners, L.P.